                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 21, 1997, included in Harken Energy Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.




                                                       ARTHUR ANDERSEN LLP


Dallas, Texas
April 14, 1997